                                                                    EXHIBIT 10.3

         SERIES SUPPLEMENT, dated as of June 1, 1999 (this "Supplement"), by and between BEVERLY FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and THE CHASE MANHATTAN BANK (as successor to CHEMICAL BANK), a New York banking corporation, as trustee under the Indenture (together with its successors in trust thereunder as provided in the Indenture referred to below, the "Trustee").


                              PRELIMINARY STATEMENT

         Section 8.1(9) of the First Amendment and Restatement dated as of June 1, 1999 to the Indenture between the parties hereto (the "Indenture") provides, among other things, that the Issuer and the Trustee may at any time and from time to time enter into one or more indentures supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of a Series of Health Care Notes and specifying the terms thereof. The Issuer has duly authorized the creation of a Series of Health Care Notes with an initial aggregate principal amount of $50,000,000 to be known as the Issuer's $50,000,000 Floating Rate Health Care Receivables-Backed Notes, Series 1999-A (the "Health Care Notes"), and the Issuer and the Trustee are executing and delivering this Supplement in order to provide for the Health Care Notes.

         All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

I. SECTION Designation. The Series of Health Care Notes issued pursuant hereto shall be designated generally as the Issuer's $50,000,000 Floating Rate Health Care Receivables-Backed Notes, Series 1999-A.

I. SECTION Interest. Interest on the Health Care Notes shall be determined and computed as follows:

         Interest on the Health Care Notes shall be payable quarterly until the commencement of the Amortization Period or the Liquidation Period, after which interest will be payable on the monthly Payment Dates at the rate specified herein. Interest on the Health Care Notes shall accrue at the Series Note Interest Rate during the initial Interest Accrual Period and during each Interest Accrual Period thereafter until the commencement of the Liquidation Period or the Amortization Period; provided, however, that if an Amortization Event occurs at any time after the Series Note Interest Rate has been determined in respect of a three-month Interest Accrual Period, the Series Note Interest Rate shall remain in effect until the Payment Date coinciding with the last day of such three-month Interest Accrual Period. Thereafter, interest on the Health Care Notes will accrue at the Series Alternate Note Interest Rate.

         For purposes of calculating the Series Note Interest Rate or Series Alternate Note Interest Rate with respect to each Interest Accrual Period subsequent to the initial Interest Accrual Period, the Trustee shall determine LIBOR in accordance with the provisions set forth below, taking into account the duration of the applicable Interest Accrual Period (as set forth in the definition thereof):

1. On each Interest Determination Date, the Trustee shall determine the annual rate of interest published or reported by the Telerate Service (by reference to the screen page currently designated as "Page 3750" on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits) at approximately 11:00 a.m. (Chicago, Illinois time) on the Interest Determination Date as being the rate of interest offered in the London interbank market for three-month or one-month U.S. Dollar deposits, as applicable, for delivery on the first day of such Interest Accrual Period. LIBOR shall be such rate of interest. If the offered rate so appearing is replaced by the corresponding rates of more than one bank, this sub-paragraph (i) shall be applied, with any necessary consequential changes, to the arithmetic mean (rounded, if necessary, up to the nearest 1/16 percent) of the rates (being at least two) which so appear, as determined by the Trustee.

1. If for any reason such offered rate does not so appear, or if the relevant page is unavailable, the Trustee will request each of the Reference Banks acting in each case through its respective principal London office to provide the Trustee with its offered quotation to leading banks for Euro-dollar deposits in London in respect of an amount equal to the aggregate principal amount of the Health Care Notes as of the first date in such Interest Accrual Period (taking into account payments of principal to be made on such date) for a period of three months or one month, as applicable, as at 11:00 a.m. (Chicago, Illinois time) on such Interest Determination Date. If at least two of the Reference Banks provide such offered quotations, LIBOR shall be the arithmetic mean (rounded, if necessary, up to the nearest 1/16 percent) of the rates so provided, as determined by the Trustee.

1. If on any Interest Determination Date LIBOR may not be determined pursuant to sub-paragraph (i) or (ii) above, LIBOR shall be whichever is the higher of:

                           (x) LIBOR as determined for the last preceding
                  Interest Accrual Period of the same duration as the applicable Interest Accrual Period, if any, to which one of the preceding sub-paragraphs shall have applied; and

                           (y) the rate per annum which the Trustee determines
                  to be either (a) the arithmetic mean (rounded, if necessary, up to the nearest 1/16 percent) of the U.S. Dollar lending rates which at least two New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date in respect of an amount equal to the aggregate principal amount of Health Care Notes as of the first day in such Interest Accrual Period (taking into account payments of principal to be made on such date), for a period of three months or one month, to the Reference Banks or those of them (being at least two in number) to which such quotations are, in the opinion of the Trustee, being so made, or (b) if the Trustee can determine no such arithmetic mean, the lowest U.S. Dollar lending rate which at least two major New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European Banks in respect of an amount equal to the aggregate principal amount of Health Care Notes as of the first day in such Interest Accrual Period (taking into account payments of principal made on such date), for a period of three months or one month, as applicable; provided, however, that if the banks so selected by the Trustee are not quoting lending rates as mentioned above, the interest rates shall be the interest rates specified in (x) above.

         The Trustee shall, as soon as practicable on each Interest Determination Date, determine the Series Note Interest Rate and Series Alternate
Note Interest Rate. The Trustee shall calculate the amount of interest due on the Health Care Notes based on a year of 360 days and actual days elapsed (rounding the resultant figures to the nearest cent (half a cent being rounded upwards)).

         On each Interest Determination Date, the Trustee shall promptly give notice of the Series Note Interest Rate and the Series Alternate Note Interest Rate, regardless of which interest rate is applicable, for the relevant Payment Date to the Health Care Noteholders in accordance with Section 10.4 of the Indenture and to the Issuer and the Paying Agents, if any. The Trustee shall also make such information available to the Health Care Noteholders at the offices of the Trustee and the Paying Agent. On or prior to 1:00 p.m. (New York City time) on the third Business Day prior to each Payment Date, Redemption Date and Optional Partial Redemption Date, the Issuer shall notify the Trustee, the initial Holder of the Health Care Notes and each other Health Care Noteholder requesting such information from the Issuer in writing of the specific amounts of interest, principal and other amounts to be paid to the Health Care Noteholders on such Payment Date pursuant to Section 7.2 of the Indenture.

         In determining LIBOR as set forth above, (i) three-month quotations shall be used so long as the Series Note Interest Rate is applicable and (ii) one-month quotations shall be used so long as the Series Alternate Note Interest Rate is applicable. The establishment of LIBOR, the Series Note Interest Rate, the Series Alternate Note Interest Rate and the interest accrued on the Health Care Notes by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon the Health Care Noteholders, the Issuer and any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns.

I. SECTION Authentication Date; Payment Dates; Stated Maturity Date; Principal Payments; Book-Entry Health Care Notes; Exchange Requirements.

A. Original Issuance. The Health Care Notes shall be authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date, in an aggregate principal amount not to exceed $50,000,000, and shall be dated their date of authentication. The Health Care Notes shall be issued in the minimum denominations set forth herein and in the Indenture.

A. Payment Dates. Prior to the Amortization Period or Liquidation Period, the Payment Dates for the Health Care Notes are March 15, June 15, September 15, and December 15 of each calendar year commencing with the September 1999 Payment Date, and during the Amortization Period or Liquidation Period, the Payment Dates for the Health Care Notes are the 15th day of each month thereafter, or if any such day is not a Business Day, the next succeeding Business Day, in any event until the repayment of the Health Care Notes in full. In the event an Amortization Event occurs during an Interest Accrual Period, such Interest Accrual Period shall be deemed shortened to end on the next following redetermined Payment Date which occurs at least two Business Days following such Amortization Event, and all subsequent Interest Accrual Periods shall be determined based on monthly Payment Dates.

A. Final Maturity Date. The Final Maturity Date for the Health Care Notes, on which the unpaid principal amount, if any, of the Health Care Notes is due, is the Payment Date in March 2005.

A. Scheduled Amortization Date, Scheduled Accumulation Date and Accumulation Period. The Scheduled Amortization Date for the Health Care Notes, on which the unpaid principal amount, if any, of the Health Care Notes may be paid in part on an amortizing basis pursuant to Sections 2.9(b) and 7.2(g) of the Indenture, is the Payment Date in June 2004 and the Scheduled Accumulation Date for the Health Care Notes, on which amounts will begin to be set aside for the payment of the unpaid principal amount, if any, of the Health Care Notes, is March 1, 2004. The Accumulation Period shall begin on the Scheduled Accumulation Date and continue on each day thereafter to and including May 31, 2004.

A. Principal Payments. Principal will be payable in respect of the Health Care Notes as provided herein and in the Indenture. All such principal payments shall be made in accordance with the provisions of Article VII of the Indenture.

A. Book-Entry Health Care Notes. The Health Care Notes will be initially issued as Book-Entry Health Care Notes, and the Issuer shall execute, and the Trustee shall authenticate and deliver, such Book-Entry Health Care Notes in accordance with Section 2.12 of the Indenture.

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A. Exchange Requirements.

1. U.S. Note to Temporary Regulation S Note. Prior to the expiration of the "40-day distribution compliance period" (within the meaning of Regulation S), if a Health Care Noteholder of a U.S. Note deposited with the Clearing Agency wishes at any time to exchange its interest in such U.S. Note for an interest in a Temporary Regulation S Note, or to transfer its interest in such U.S. Note to a Person who wishes to take delivery thereof in the form of an interest in such Temporary Regulation S Note, such Health Care Noteholder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent interest in such Temporary Regulation S Note. Upon receipt by the Trustee, as transfer agent, at the Corporate Trust Office of (1) instructions given in accordance with the Clearing Agency's procedures from an agent member directing the Trustee to credit or cause to be credited such Temporary Regulation S Note in an amount equal to the interest in the U.S. Note to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate substantially in the form of Exhibit D-1 given by the transferor (upon which the Trustee may conclusively rely and shall be protected in so relying), the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of such U.S. Note by the aggregate principal amount of the interest in such U.S. Note to be so exchanged or transferred and the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Temporary Regulation S Note by the aggregate principal amount of the interest in such U.S. Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Cedel, or both, as the case may be) an interest in such Temporary Regulation S Note equal to the reduction in the principal amount of such U.S. Note.

1. U.S. Note to Regulation S Note. After the expiration of the "40-day distribution compliance period" (within the meaning of Regulation S), if a Health Care Noteholder of a U.S. Note deposited with the Clearing Agency wishes at any time to exchange its interest in such U.S. Note for an interest in a Regulation S Note, or to transfer its interest in such Regulation S Note to a Person who wishes to take delivery thereof in the form of an interest in such Regulation S Note, such Health Care Noteholder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent interest in such Regulation S Note. Upon receipt by the Trustee, as transfer agent, at the Corporate Trust Office of
(1) instructions given in accordance with the Clearing Agency's procedures from an agent member directing the Trustee to credit or cause to be credited such Regulation S Note in an amount equal to the interest in the U.S. Note to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency's procedures containing information regarding the participant account of the Clearing Agency and such order to contain information regarding the agent member's account with the Clearing Agency or Euroclear or Cedel to be credited with such increase and (3) a certificate substantially in the form of Exhibit D-2 given by the transferor (upon which the Trustee may conclusively rely and shall be protected in so relying), the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of such U.S. Note by the aggregate principal amount of the interest in such U.S. Note to be so exchanged or transferred and the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Note by the aggregate principal amount of the interest in such U.S. Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions an interest in such Regulation S Note equal to the reduction in the principal amount of such U.S. Note.

1. Regulation S Note to U.S. Note. If a Health Care Noteholder of a Regulation S Note that is deposited with the Clearing Agency wishes at any time to exchange its interest for an interest in a U.S. Note, or to transfer its interest in such Regulation S Note to a Person who wishes to take delivery thereof in the form of an interest in such U.S. Note, such Health Care Noteholder may, subject to the rules and procedures of Euroclear or Cedel and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent interest in such U.S. Note. Upon receipt by the Trustee, as transfer agent, at the Corporate Trust Office of (1) instructions from Euroclear or Cedel or the Clearing Agency, as the case may be, directing the Trustee, as transfer agent, to credit or cause to be credited such U.S. Note equal to the interest in the Regulation S Note to be exchanged or transferred, such instructions to contain information regarding the agent member's account with the Clearing Agency to be credited with such increase, and (2) a certificate substantially in the form of Exhibit D-3 given by the transferor (upon which the Trustee may conclusively rely and shall be protected in so relying), the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of such Regulation S Note by the aggregate principal amount of the interest in such Regulation S Note to be exchanged or transferred, and the Trustee, as transfer agent, shall instruct the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such U.S. Note by the aggregate principal amount of the interest in such Regulation S Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions an interest in such U.S. Note equal to the reduction in the principal amount of such Regulation S Note.

1. Temporary Regulation S Note to Regulation S Note. After the expiration of the "40-day distribution compliance period" (within the meaning of Regulation S), interests in a Temporary Regulation S Note, as to which the Trustee has received from Euroclear or Cedel, as the case may be, a certificate substantially in the form of Exhibit E (upon which the Trustee may conclusively rely and shall be protected in so relying) to the effect that Euroclear or Cedel, as applicable, has received a certificate substantially in the form of Exhibit C from the Health Care Noteholder of a Temporary Regulation S Note, will be exchanged on and after such "40-day distribution compliance period" for interests in a Regulation S Note. The Trustee shall effect such exchange by delivering to the Clearing Agency or its agent for credit to the respective Health Care Noteholder accounts, a duly executed and authenticated Regulation S Note, representing the principal amount of interests in such Temporary Regulation S Note initially exchanged for interests in such Regulation S Note. The delivery to the Trustee by Euroclear or Cedel of the certificate or certificates referred to above may be relied upon by the Issuer and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Cedel pursuant to the terms of this Indenture and such Temporary Regulation S Note. Upon any exchange of interests in a Temporary Regulation S Note for interests in a Regulation S Note, the Trustee shall endorse such Temporary Regulation S Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse such Regulation S Note to reflect the corresponding increase in the amount represented thereby.

1. Other Exchanges. In the event that a Book-Entry Note is exchanged for a Definitive Note pursuant to Section 2.14 of the Indenture, such exchange and any subsequent exchange or transfer of such Definitive Notes shall only be made in accordance with Section 2.15 of the Indenture and with such procedures as are substantially consistent with the provisions of clauses (i) through (iv) and as may be from time to time adopted by the Issuer and the Trustee.

A. Initial Deposit to Reserve Subaccount. The Issuer shall pay to the Trustee on the Closing Date an amount equal to the Reserve Deficiency for deposit by the Trustee into the Reserve Subaccount.

I. SECTION Optional Redemption. The Health Care Notes are subject (upon compliance with the conditions specified in the Indenture, including, without limitation, Section 9.1 of the Indenture) to redemption in whole on any Redemption Date, or in part on any Optional Partial Redemption Date, at the option of the Issuer for a redemption price (the "Redemption Price") equal to
(i) the following percentages of the principal amount thereof plus accrued interest to the Redemption Date plus (ii) any Series Special Obligations owing in respect of the Health Care Notes being redeemed accrued to the Redemption Date or Optional Partial Redemption Date, as applicable, or otherwise payable in connection with such redemption.

         Payment Date                                     Percentage
         ------------                                     ----------
         June 15, 2000                                    100.500%
         thereafter, prior to June 15, 2001               100.375%
         thereafter, prior to June 15, 2002               100.250%
         thereafter, prior to June 15, 2003               100.125%
         thereafter                                       100.000%

         The Issuer's ability to pay any premium in connection with any optional redemption of Health Care Notes has not been rated by the Rating Agency, and payment to the Health Care Noteholders of such amounts are subject to the priority of payments set forth in Section 6.3 of the Sale and Servicing Agreement and Section 7.2 of the Indenture.

I. SECTION Series Special Obligations.

         The following obligations constitute "Series Special Obligations" for purposes of this Supplement.

A. Default Interest. To the extent allowable by law, any payments due hereunder which are not paid when due (whether by acceleration or otherwise, and irrespective of any grace period applicable thereto) shall bear interest at a default rate of interest equal to 2% in excess of the Series Note Interest Rate or Series Alternate Note Interest Rate then in effect, as applicable, which default rate shall remain in effect until such payments and any interest thereon have been paid in full.

A. Increased Costs. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any directive guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Holder of agreeing to make or making, funding or maintaining its investment in the Health Care Notes, then the Issuer shall, within three days following a written request (which request shall set forth in reasonable detail the basis for requesting such amounts) by such Holder to the Issuer and the Master Servicer, pay to such Holder additional amounts sufficient to compensate such Holder for such increased cost. Any such request submitted to the Issuer and the Master Servicer by such Holder shall be conclusive and binding for all purposes, absent manifest error.

         If any Holder determines that compliance with any law or regulation or any guidelines or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Holder or any corporation controlling such Holder and that the amount of such capital is increased by or based upon the existence of such Holder's holding of any Health Care Notes, then, upon a written request (which request shall set forth in reasonable detail the basis for requesting such amounts) by such Holder to the Issuer and the Master Servicer, the Issuer shall within three days following such request pay to such Holder, as specified from time to time by such Holder, an additional amount sufficient to compensate such Holder in light of such circumstances, to the extent that such Holder reasonably determines such increase in capital to be allocable to the existence of such Holder's Health Care Notes. Any such request submitted to the Issuer and the Master Servicer by such Holder shall be conclusive and binding for all purposes, absent manifest error.

A. Requirements of Law. If the existence of or compliance with (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof or (ii) any request, guideline or directive from any central bank or other governmental authority (whether or not having the force of law) issued or occurring after the date of this Agreement:

a) does or shall subject any Holder to any tax of any kind whatsoever with respect to this Agreement, or does or shall change the basis of taxation of payments to any Holder on account of Collections, interest or any other amounts payable hereunder (excluding taxes imposed on the overall net income or gross receipts of any Holder, and franchise taxes imposed on any Holder, by the jurisdiction under the laws of which any Holder is organized or a political subdivision thereof);

a) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Holder which are not otherwise included in the determination of the Series
Note Interest Rate or the Series Alternate Note Interest Rate hereunder; or

a) does or shall impose on any Holder any other condition;

and the result of any of the foregoing is (x) to increase the cost to any Person acting as agent for any Holder, or of any Holder agreeing to purchase or purchasing or maintaining the ownership of a Health Care Note in respect of which interest is computed by reference to the Series Note Interest Rate or the Series Alternate Note Interest Rate or (y) to reduce any amount receivable hereunder (whether directly or indirectly) funded or maintained by reference to the Series Note Interest Rate or the Series Alternate Note Interest Rate, then, in any such case, within 15 days demand by any Holder the Issuer shall pay any Holder any additional amounts sufficient and reasonably calculated to compensate any Holder for such additional cost or reduced amount receivable; provided, however, that such amount shall be reduced by the net amount of any off setting tax benefit which any Holder receives as a result of such additional cost. All such amounts shall be payable as incurred. A certificate from any Holder to the Issuer certifying, in reasonably specific detail, the basis for, calculation of, and amount of such additional costs or reduced amount receivable shall be conclusive in the absence of manifest error; provided, however, that no Holder shall be required to disclose any confidential or tax planning information in any such certificate.

A. Breakage Costs. The Issuer shall compensate each Holder, within ten days upon written request therefor (which request shall set forth in reasonable detail the basis for requesting such amounts) by that Holder to the Issuer and the Master Servicer for all losses, expenses and liabilities (including, without limitation, any loss or expense arising from interest or fees paid or payable by that Holder to lenders of funds borrowed by it or other funding arrangements entered into by it to make or carry its investment in the Health Care Notes and any loss sustained by that Holder in connection with the termination of such funding arrangements or the re-employment of such funds), that such Holder may sustain: (i) if any payment or prepayment (by acceleration of maturity or otherwise) of the Health Care Notes occurs on a date that is not the last day of an Interest Accrual Period, (ii) if any payment or prepayment (by acceleration of maturity or otherwise) of the Health Care Notes is not made on any date and in the amount specified in a notice given by the Issuer at least three (3) Business Days prior to any payment to such Holder, or (iii) as a consequence of any other default by the Issuer to repay principal or interest in respect of the Health Care Notes when required by the terms of this Agreement. The determination of amounts payable under this Subsection 5(d) by such Holder shall be conclusive and binding in all matters in the absence of manifest error.

A. Series Special Obligations Not Rated. The Issuer's ability to pay any Series Special Obligation in connection with the Health Care Notes has not been rated by the Rating Agency, and payment to the Health Care Noteholders of such amounts are subject to the priority of payments set forth in Section 6.3 of the Sale and Servicing Agreement and Section 7.2 of the Indenture.

I. SECTION Certain Defined Terms. With respect to the Health Care Notes, the following definitions shall apply:

         "Accumulation Amount" shall mean an amount equal to 1.66% of the Net Note Balance of the Health Care Notes and increasing by 1.66% for each Business Day thereafter during the Accumulation Period; provided, however, such amount shall not exceed the Net Note Balance of the Health Care Notes.

         "Authenticating Agent" shall mean the Trustee.

         "Cedel" shall mean Cedel S.A.

         "Closing Date" shall mean June 30, 1999.

         "Euroclear" shall mean The Euroclear System.

         "Health Care Noteholder" shall mean the Holder of any Health Care Note.

         "Interest Accrual Period" shall mean, with respect to any Payment Date, the period commencing on and including the prior Payment Date (or the Closing Date in the case of the initial Payment Date) and ending on and including the day preceding such Payment Date.

         "Interest Determination Date" shall mean the second business day preceding the commencement of each Interest Accrual Period. The term "business day" for purposes of this definition only shall mean a day on which the Trustee and commercial banks located in the City of London are open for the transaction of commercial banking business.

         "LIBOR" shall mean, for each Interest Accrual Period, the London interbank offered rate for three-month or one-month U.S. Dollar deposits, as applicable, determined on the related Interest Determination Date by the Trustee pursuant to the provisions of Section 2 of this Supplement.

         "Minimum Denomination" shall mean $1,000,000.

         "Payment Date" has the meaning determined in accordance with Section 3(b) of this Supplement.

         "Reference Banks" shall mean, collectively, Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

         "Regulation S" shall mean Regulation S promulgated under the Securities Act of 1933, as amended and any successor regulation thereto.

         "Regulation S Note" shall mean a note representing a Health Care Note offered and sold outside the United States in reliance on Regulation S issued in exchange for a Temporary Regulation S Note sold after the expiration of the "40-day distribution compliance period" (within the meaning of Regulation S) in substantially the form set forth in Exhibit B-2 of this Supplement.

         "Required Reserve" shall mean the sum of the Servicing Fees, the Trustee Fee and interest on the Health Care Notes accrued or to accrue and payable on the next quarterly Payment Date or the next three monthly Payment Dates, as applicable (or, if the senior unsecured long-term debt of Beverly Enterprises, Inc. is rated "B3" or lower by Moody's, the next two quarterly Payment Dates or the next six monthly Payment Dates, as applicable).

         "Reserve Deficiency" shall mean the excess, if any, of (i) the Required Reserve for the Health Care Notes over (ii) the amount on deposit in the Reserve Subaccount for the Health Care Notes.

         "Scheduled Accumulation Date" has the meaning determined in accordance with Section 3(d) of this Supplement.

         "Scheduled Amortization Date" has the meaning determined in accordance with Section 3(d) of this Supplement.

         "Series Alternate Note Interest Rate" shall equal 6.0675% per annum, with respect to the initial Interest Accrual Period, and with respect to any applicable Interest Accrual

Period thereafter, shall be a per annum rate equal to the Series Interest Rate Spread plus one-month LIBOR determined as of the related Interest Determination Date.

         "Series Base Reserve Percent" shall mean 2.0%.

         "Series Dynamic Reserve Floor Percent" shall mean 12.0%.

         "Series Interest Rate Spread" shall mean, with respect to any Interest Accrual Period, the percentage equal to .70%.

         "Series Liquidation Payment Frequency" shall mean a monthly Payment Date frequency applicable during the Liquidation Period or Amortization Period.

         "Series Note Interest Rate" shall equal 6.0675% per annum with respect to the initial Interest Accrual Period and, with respect to each applicable Interest Accrual Period thereafter, shall be a per annum rate equal to the Series Interest Rate Spread plus three-month LIBOR determined as of the related Interest Determination Date.

         "Series Rate Increment" shall equal 1.0%.

         "Series Rating Multiple" shall mean 3.

         "Series Special Obligations" shall have the meaning set forth in
Section 5 of this Supplement.

         "Temporary Regulation S Note" shall mean a note representing a temporary Health Care Note offered and sold outside the United States in reliance on Regulation S in substantially the form set forth in Exhibit B-1 of this Supplement.

         "U.S. Note" shall mean a note representing a Health Care Note offered and sold within the United States in substantially the form set forth in Exhibit A of this Supplement.

         Further, "Maximum Rate" shall not be applicable, nor have a definition, for purposes of the Health Care Notes and this Supplement.

I. SECTION Form of the Health Care Notes. The Health Care Notes shall be in the forms of Exhibits A, B-1 and B-2 hereto.

I. SECTION Copies to Holders. At the written request of any Noteholder, the Trustee shall deliver to such requesting Noteholder a copy of the current Monthly Trustee Report after receipt thereof by the Trustee.

I. SECTION Ratification of Agreement. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, respectively, shall be read, taken, and construed as one and the same instrument.

I. SECTION Counterparts. This Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

I. SECTION GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. THE PARTIES HERETO EACH IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, EACH HEREBY IRREVOCABLY WAIVING ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING SO BROUGHT AS WELL AS ANY CLAIM OF INCONVENIENT FORUM. THE PARTIES HERETO EACH HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN NOTICE TO THE OTHER PARTIES. THE PARTIES HERETO EACH WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OF ERROR BY REASON OF SUCH SERVICE, IF MADE PURSUANT TO THE TERMS HEREOF, AND AGREES THAT SERVICE IN SUCH MANNER SHALL CONSTITUTE VALID PERSONAL SERVICE UPON IT AND SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION. THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT CAN EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY OF THE RELATED DOCUMENTS.

I. SECTION Rule 144A. So long as any of the Health Care Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act of 1933, the Issuer shall, unless it becomes subject to and complies with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or rule 12g3-2(b) thereunder, provide to any Health Care Noteholder or Health Care Note Owner of such restricted securities, or to any prospective Health Care Noteholder or Health Care Note Owner of such restricted securities designated by a Health Care Noteholder or Health Care Note Owner, upon the request of such Health Care Noteholder or prospective Health Care Noteholder or Health Care Note Owner, any information required to be provided by Rule 144A(d)(4) under the Securities Act of 1933.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                     BEVERLY FUNDING CORPORATION, as Issuer



                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     THE CHASE MANHATTAN BANK, as Trustee



                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                                FORM OF U.S. NOTE


PRINCIPAL PAYMENTS OF THIS U.S. NOTE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS U.S. NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS U.S. NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO U.S. NOTE, OR INTEREST THEREIN, MAY BE OFFERED, SOLD OR TRANSFERRED (INCLUDING BY PLEDGE OR HYPOTHECATION) UNLESS (A) THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS ARE COMPLIED WITH, OR (B) SUCH OFFER, SALE OR TRANSFER IS MADE TO A PERSON (i) THAT THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR OTHERS (WHICH OTHERS ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

NO EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND NO OTHER PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), WITH RESPECT TO WHICH NESBITT BURNS SECURITIES INC., OR BEVERLY FUNDING CORPORATION OR THE CHASE MANHATTAN BANK IS A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA), OR A "DISQUALIFIED PERSON" (WITHIN THE MEANING OF SECTION 4975 OF THE CODE), MAY PURCHASE THIS U.S. NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF THIS U.S. NOTE OR SUCH INTEREST BY SUCH PLAN (OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE "PLAN ASSETS" OF ANY SUCH PLAN) IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION.

SECTION 2.15 OF THE INDENTURE AND SECTION 3 OF THE SUPPLEMENT (EACH AS DEFINED BELOW) CONTAIN FURTHER RESTRICTIONS ON THE

TRANSFER AND RELEASE OF THIS U.S. NOTE. EACH TRANSFEREE OF THIS U.S. NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS U.S. NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY AND RESALE. BY ACCEPTANCE HEREOF, THE HOLDER OF THIS U.S. NOTE AGREES TO THE TERMS AND CONDITIONS.

                           BEVERLY FUNDING CORPORATION

               Floating Rate Health Care Receivables-Backed Notes,
                                  Series 1999-A


NO. ___  $___________________

                                                                 CUSIP 087862AA6


         Beverly Funding Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTY MILLION ($50,000,000.00) DOLLARS (or such smaller amount as shall be the outstanding principal amount of this U.S. Note shown in Schedule A hereto), payable in installments on each Payment Date in accordance with the Indenture commencing on the earliest of (x) the date determined as provided on the reverse hereof (the "Scheduled Amortization Date"), (y) the date of acceleration of this U.S. Note following the occurrence of an Event of Default and (z) the commencement of the Amortization Period, and ending on or before the Payment Date in March 2005 (the "Final Maturity Date"). The Issuer also promises to pay interest on each Payment Date at the rate per annum specified in the Supplement and the Indenture. Interest on the unpaid principal amount on this U.S. Note will accrue for each Interest Accrual Period (which initial Interest Accrual Period will commence on June 30, 1999). Such principal of and interest on this U.S. Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this U.S. Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this U.S. Note shall be applied in the manner set forth in the Indenture referred to on the reverse hereof.

         Reference is made to the further provisions of this U.S. Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this U.S. Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this U.S. Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer.

Dated:                                 BEVERLY FUNDING CORPORATION
      -------------

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



         This is one of the Health Care Notes referred to in the within mentioned Indenture.

THE CHASE MANHATTAN BANK,
   as Trustee



By:
   ------------------------------
      Authorized Signatory

         This U.S. Note is one of a duly authorized issue of Health Care Notes of the Issuer, designated as its Floating Rate Health Care Receivables-Backed Notes, Series 1999-A (herein called the "Health Care Notes"), issued and to be issued in one or more Series, and this U.S. Note is one of the Health Care Notes designated as the Issuer's Series 1999-A Health Care Notes (herein called the "Series 1999-A Health Care Notes"), all issued and to be issued under the First Amendment and Restatement dated as of June 1, 1999 to the Indenture dated as of December 1, 1994 and a Series Supplement (the "Supplement") thereto with respect to the Series 1999-A Health Care Notes dated as of June 1, 1999 (such Indenture, as supplemented by the Supplement, and as may be further supplemented or amended from time to time, is herein called the "Indenture"), both between the Issuer and The Chase Manhattan Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Health Care Notes. All terms used in this U.S. Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between this U.S. Note and the Indenture, the Indenture shall control.

         THE SERIES 1999-A HEALTH CARE NOTES AND ANY OTHER SERIES OF HEALTH CARE NOTES ISSUED BY THE ISSUER ARE AND WILL BE EQUALLY AND RATABLY SECURED BY THE COLLATERAL PLEDGED AS SECURITY THEREFOR AS PROVIDED IN THE INDENTURE, AND THE SERIES 1999-A HEALTH CARE NOTES WILL RANK PARI PASSU WITH ANY OTHER SERIES OF HEALTH CARE NOTES ISSUED UNDER THE INDENTURE BY THE ISSUER OR TO BE ISSUED THEREUNDER.

         The principal of this U.S. Note shall be payable no later than the Final Maturity Date. Principal may be payable in whole earlier either because
(x) an Event of Default shall have occurred and be continuing and the Health Care Notes have been accelerated in accordance with Section 5.2 of the Indenture, or (y) the Issuer shall have called for the redemption in full of the Series 1999-A Health Care Notes pursuant to Section 9.1 of the Indenture. In addition, payments of principal on this U.S. Note may be made in whole or in part (x) on each Payment Date beginning with the Payment Date in June 2004 (the "Scheduled Amortization Date"), (y) on any Optional Partial Redemption Date if an Optional Partial Redemption has been elected by the Issuer to be made pursuant to Section 9.1 of the Indenture or (z) on any Payment Date following the occurrence of an Amortization Event under the Sale and Servicing Agreement, until paid in full or required to be paid in full upon the Final Maturity Date. All principal payments on the Health Care Notes shall be made pro rata to the Health Care Noteholders entitled thereto.

         Payments of interest on this U.S. Note are due and payable on each Payment Date, together with any installment of principal, to the extent not in full payment of this U.S. Note, required to be made on such Payment Date, and shall be made by check mailed to the Person whose name appears as the registered Holder of this U.S. Note (or one or more Predecessor Health Care Notes) on the Health Care Note Register as of the close of business on the last day of the month preceding the Payment Date (the "Record Date"), except that with respect to Health Care Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.) or in the name of a Holder of at least $5,000,000 in initial principal amount of Health Care Notes of any Series, payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Holder in writing in form satisfactory to the Trustee at least five
(5) Business Days prior to such Payment Date. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Health Care Note Register as of the applicable Record Date without requiring that this U.S. Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this U.S. Note (or any one or more Predecessor Health Care Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this U.S. Note and of any Health Care Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount and all other amounts owing in respect of this U.S. Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than ten days prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this U.S. Note at the Trustee's principal corporate trust office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

         To the extent allowable by law, any payments (including interest) due hereunder which are not paid when due (whether by acceleration or otherwise, and irrespective of any grace period applicable thereto) shall bear interest at a default rate of interest equal to 2% in excess of the Series Note Interest Rate or Series Alternate Note Interest Rate, as applicable, which default rate shall remain in effect until such payments and any interest accrued thereon have been paid in full. In addition, under certain circumstances, the holders of the Health Care Notes will be entitled to payment of certain Series Special Obligations and other amounts pursuant to the Indenture and the Supplement.

         As provided in the Indenture, the Series 1999-A Health Care Notes may be redeemed, in whole or in part, at the option of the Issuer on any Payment Date, or in part, at the option of the Issuer, on any Optional Partial Redemption Date, as applicable, at the Redemption Price, subject to the conditions set forth in Section 9.1 of the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this U.S. Note may be registered on the Health Care Note Register of the Issuer, upon surrender of this U.S. Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the

City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may require, and thereupon one or more new Health Care Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this U.S. Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Prior to the due presentment for registration of transfer of this U.S. Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this U.S. Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this U.S. Note be overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

         In connection with its acquisition of a U.S. Note, each purchaser will be deemed to represent that at least one of the following statements is an accurate representation as to the source of funds to be used by it to acquire and hold the U.S. Note: (i) if it is an insurance company, either (1) any employee benefit plans subject to Part 4, Subtitle B, Title I of Employee Retirement Security Act of 1974, as amended ("ERISA"), plans within the meaning of Section 497(e)(1) of the Code (including an individual retirement account or Keogh plan) and persons treated as using "plan assets" of such plans pursuant to the United States Department of Labor Regulation Section 2510.3-101 or other applicable law (each a "Benefit Plan") and to any participant or beneficiary of such Benefit Plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or (2) the source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and the amount of reserves and liabilities for the contract(s) held by or on behalf of each Benefit Plan that has an interest in such prospective transferee's general account as a contract holder, together with the amount of reserves and liabilities for the general account contracts held by or on behalf of any such other Benefit Plan maintained by the same employer (or an affiliate thereof) or by the same employee organization, does not exceed and, so long as such U.S.
Note is held by such insurance company general account, will not exceed (unless no portion of such excess results from an increase in the assets allocated to such insurance company general account by such a Benefit Plan, not including the reinvestment of such insurance company general account's earnings as assets allocated to such insurance company general account by such a Benefit Plan), 10% of the total reserves and liabilities of such prospective transferee's general account plus surplus as determined pursuant to the provisions of Section I(a) of PTCE 95-60; or (ii) its acquisition and holding of the U.S. Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code; or (iii) the source does not include assets of any Benefit Plan. The purchaser shall also be deemed to agree not to sell or otherwise transfer the U.S. Note to any person without obtaining the same representation and warranties and the same obligations from such purchaser or other transferee.

         The Indenture permits, pursuant to the conditions therein set forth, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Health Care Notes of a Series under the Indenture at any time by the Issuer with the consent of the Holders of Health Care Notes specified in the Indenture. The Indenture also contains provisions permitting the Holders of Health Care Notes of a Series representing specified percentages of the Aggregate Outstanding Amount of the Health Care Notes of such Series, on behalf of the Holders of all the Health Care Notes of such Series, to take certain actions which may affect other Holders, including waiving compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such action, consent or waiver by the Holder of this U.S. Note (or any one or more Predecessor Health Care Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this U.S. Note and of any Health Care Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such action, consent or waiver is made upon this U.S. Note. The Indenture also permits the Trustee to amend certain terms and conditions set forth in the Indenture without the consent of Holders of the Health Care Notes issued thereunder.

         The Series 1999-A Health Care Notes are issuable only in registered form in denominations as provided in the Indenture and the Supplement, subject to certain limitations therein set forth.

         THIS U.S. NOTE, THE INDENTURE AND THE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         No reference herein to the Indenture and no provision of this U.S. Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this U.S. Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this U.S. Note agrees that it will not, prior to the date which is 370 days after the discharge of the Indenture, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer.

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers unto ___________________


               Please insert Social Security or other identifying number of assignee:
         ----------------------

the within Health Care Note of Beverly Funding Corporation (the "Issuer") standing in the name(s) of the undersigned in the Health Care Note Register of the Issuer and does hereby irrevocably constitute and appoint ______________ attorney to transfer such Health Care Note in such Health Care Note Register, with full power of substitution in the premises.

Dated:
      ---------------                                     [SIGNATURE]

                                                     ---------------------------

                                                          [SIGNATURE]

                                                     ---------------------------

                                                     Notice: The signature(s) to
                                                     this assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this U.S. Note in every
                                                     particular without
                                                     alteration or any change
                                                     whatsoever. The
                                                     signature(s) must be
                                                     guaranteed by a commercial
                                                     bank or trust company
                                                     located, or having a
                                                     correspondent location, in
                                                     the City of New York or the
                                                     city in which the corporate
                                                     trust office is located, or
                                                     by a member firm of a
                                                     national securities
                                                     exchange. Notarized or
                                                     witnessed signatures are
                                                     not acceptable as
                                                     guaranteed signatures.

Signature Guarantee:

--------------------------------------------------------------------------------


Name of Institution

--------------------------------------------------------------------------------


Authorized Officer

--------------------------------------------------------------------------------

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of the Health Care Notes for Health Care Notes represented by this U.S. Note have been made:

-------------------------------------------------------------------------------------------------------------------
                                                                       Principal amount of
Principal Amount of                             Change in principal    this U.S. Note         Notation made by or
this U.S. Note as of                            amount of this U.S.    following such         on behalf of the
June __, 1999            Date exchange made     Note due to exchange   exchange               Issuer
-------------------------------------------------------------------------------------------------------------------
$0.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT B-1

                       FORM OF TEMPORARY REGULATION S NOTE


THE PRINCIPAL OF THIS TEMPORARY REGULATION S NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TEMPORARY REGULATION S NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS TEMPORARY REGULATION S NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO TEMPORARY REGULATION S NOTE, OR INTEREST THEREIN, MAY BE OFFERED, SOLD OR TRANSFERRED (INCLUDING BY PLEDGE OR HYPOTHECATION) UNLESS (A) THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS ARE COMPLIED WITH, OR (B) SUCH OFFER, SALE OR TRANSFER IS MADE TO A PERSON (i) THAT THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR OTHERS (WHICH OTHERS ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

NO EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND NO OTHER PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), WITH RESPECT TO WHICH NESBITT BURNS SECURITIES INC., OR BEVERLY FUNDING CORPORATION OR THE CHASE MANHATTAN BANK IS A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA), OR A "DISQUALIFIED PERSON" (WITHIN THE MEANING OF SECTION 4975 OF THE CODE), MAY PURCHASE THIS TEMPORARY REGULATION S NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF THIS TEMPORARY REGULATION S NOTE OR SUCH INTEREST BY SUCH PLAN (OR ANY ENTITY THE ASSETS OF WHICH

CONSTITUTE "PLAN ASSETS" OF ANY SUCH PLAN) IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION.

SECTION 2.15 OF THE INDENTURE AND SECTION 3 OF THE SUPPLEMENT (EACH AS DEFINED BELOW) CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS TEMPORARY REGULATION S NOTE. EACH TRANSFEREE OF THIS TEMPORARY REGULATION S NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS TEMPORARY REGULATION S NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY AND RESALE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS TEMPORARY REGULATION S NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND THE SUPPLEMENT AND HEREIN.

                           BEVERLY FUNDING CORPORATION


               Floating Rate Health Care Receivables-Backed Notes,
                                  Series 1999-A

NO. ____

                                                     $
                                                      ------------------
                                                     CUSIP (CINS) NO. 087862AA6
                                                     ISIN US087862AA69
                                                     Common Code
                                                                --------

         Beverly Funding Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.] or registered assigns, the principal sum of FIFTY MILLION ($50,000,000) DOLLARS (or such smaller amount as shall be the outstanding principal amount of this Temporary Regulation S Note shown in Schedule A hereto), payable in installments on each Payment Date in accordance with the Indenture commencing on the earliest of (x) the date determined as provided on the reverse hereof (the "Scheduled Amortization Date"), (y) the date of acceleration of this Temporary Regulation S Notes following the occurrence of an Event of Default and (z) the commencement of the Amortization Period, and ending on or before the Payment Date in March 2005 (the "Final Maturity Date"). The Issuer also promises to pay interest on each Payment Date at the rate per annum specified in the Supplement and the Indenture. Interest on the unpaid principal amount on this Temporary Regulation S Note will accrue for each Interest Accrual Period (which initial Interest Accrual Period will commence on June 30, 1999). Such principal of and interest on this Temporary Regulation S Note shall be paid in the manner specified on the reverse hereof

         The principal of and interest on this Temporary Regulation S Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Temporary Regulation S Note shall be made by the Issuer with respect to this Temporary Regulation S Note shall be applied in the manner set forth in the Indenture referred to on the reverse hereof.

         Reference is made to the further provisions of this Temporary Regulation S Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Temporary Regulation S Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Temporary Reflation S Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer.

Dated:                                    BEVERLY FUNDING CORPORATION
      -------------

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



         This is one of the Health Care Notes referred to in the within mentioned Indenture.

THE CHASE MANHATTAN BANK,
   as Trustee



By:
   ----------------------------
      Authorized Signatory

         This Temporary Regulation S Note is one of a duly authorized issue of Health Care Notes of the Issuer, designated as its Floating Rate Health Care Receivables-Backed Notes, Series 1999-A (herein called the "Health Care Notes"), issued and to be issued in one or more Series, and this Temporary Regulation S
Note is one of the Health Care Notes designated as the Issuer's Series 1999-A Health Care Notes (herein called the "Series 1999-A Health Care Notes"), all issued and to be issued under the First Amendment and Restatement dated as of June 1, 1999 to the Indenture dated as of December 1, 1994 and a Series Supplement (the "Supplement") thereto with respect to the Series 1999-A Health Care Notes dated as of June 1, 1999 (such Indenture, as supplemented by the Supplement and as may be further supplemented or amended from time to time, is herein called the "Indenture"), both between the Issuer and The Chase Manhattan Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Health Care Notes. All terms used in this Temporary Regulation S Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between this Temporary Regulation S Note and the Indenture, the Indenture shall control.

         THE SERIES 1999-A HEALTH CARE NOTES AND ANY OTHER SERIES OF HEALTH CARE NOTES ISSUED BY THE ISSUER ARE AND WILL BE EQUALLY AND RATABLY SECURED BY THE COLLATERAL PLEDGED AS SECURITY THEREFOR AS PROVIDED IN THE INDENTURE, AND THE SERIES 1999-A HEALTH CARE NOTES WILL RANK PARI PASSU WITH ANY OTHER SERIES OF HEALTH CARE NOTES ISSUED UNDER THE INDENTURE BY THE ISSUER OR TO BE ISSUED THEREUNDER.

         Prior to the expiration of the "40-day distribution compliance period" (as defined in Regulation S under the Securities Act, the "40-day distribution compliance period"), payments (if any) on this Temporary Regulation S Note will only be paid to any Health Care Noteholder with an interest therein to the extent that there is presented by Cedel or Euroclear to the Trustee a certificate, substantially in the form of Exhibit E to the Supplement, to the effect that it has received from or in respect of a Person entitled to a Temporary Regulation S Note (as shown by its records) a certificate from such Person in or substantially in the form of Exhibit C to the Supplement. After the 40-day restricted period, the holder of this Temporary Regulation S Note will not be entitled to receive any payment hereon.

         On or after the 40-day distribution compliance period, interests in this Temporary Regulation S Note may be exchanged for interests in the Regulation S Note upon presentation of this Temporary Regulation S Note and otherwise in accordance with Section 3 of the Supplement. The Regulation S Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Supplement, to the effect that it has received from or in respect of a Person entitled to a Health Care Note (as shown by its records) a certificate from such Person in or substantially in the form of Exhibit C to the Supplement.

         Interests in this Temporary Regulation S Note are exchangeable or transferable in whole or in part for interests in the Regulation S Note, in each case of the same class, only if such exchange or transfer complies with the Indenture and the Supplement.

         On an exchange of the whole of this Temporary Regulation S Note, this Temporary Regulation S Note shall be surrendered to the Trustee. Interests in this Temporary Regulation S Note will be transferred in accordance with the rules and procedures for the time being of Euroclear or Cedel.

         The principal of this Temporary Regulation S Note shall be payable no later than the Final Maturity Date. Principal may be payable in whole earlier either because (x) an Event of Default shall have occurred and be continuing and the Health Care Notes have been accelerated in accordance with Section 5.2 of the Indenture, or (y) the Issuer shall have called for the redemption in full of the Series 1999-A Health Care Notes pursuant to Section 9.1 of the Indenture. In addition, payments of principal on this Temporary Regulation S Note may be made in whole or in part (x) on each Payment Date beginning with the Payment Date in June 2004 (the "Scheduled Amortization Date"), (y) on any Optional Partial Redemption Date if an Optional Partial Redemption has been elected by the Issuer to be made pursuant to Section 9.1 of the Indenture or (z) on any Payment Date following the occurrence of an Amortization Event under the Sale and Servicing Agreement, until paid in full or required to be paid in full upon the Final Maturity Date. All principal payments on the Health Care Notes shall be made pro rata to the Health Care Noteholders entitled thereto.

         Payments of interest on this Temporary Regulation S Note are due and payable on each Payment Date, together with any installment of principal, to the extent not in full payment of this Temporary Regulation S Note, required to be made on such Payment Date, and shall be made by check mailed to the Person whose name appears as the registered Holder of this Temporary Regulation S Note (or one or more Predecessor Health Care Notes) on the Health Care Note Register as of the close of business on the last day of the month preceding the Payment Date (the "Record Date"), except that with respect to Health Care Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.) or in the name of a Holder of at least $5,000,000 in initial principal amount of Health Care Notes of any Series, payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Holder in writing in form satisfactory to the Trustee at least five (5) Business Days prior to such Payment Date. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Health Care Note Register as of the applicable Record Date without requiring that this Temporary Regulation S Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Temporary Regulation S Note (or any one or more Predecessor Health Care Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Temporary Regulation S Note and of any Health Care Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount and all other amounts owing in respect of this Temporary Regulation S Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than ten days prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Temporary Regulation S Note at the Trustee's principal corporate trust office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

         To the extent allowable by law, any payments (including interest) due hereunder which are not paid when due (whether by acceleration or otherwise, and irrespective of any grace period applicable thereto) shall bear interest at a default rate of interest equal to 2% in excess of the Series Note Interest Rate or Series Alternate Note Interest Rate, as applicable, which default rate shall remain in effect until such payments and any interest accrued thereon have been paid in full. In addition, under certain circumstances, the holders of the Health Care Notes will be entitled to payment of certain Series Special Obligations and other amounts pursuant to the Indenture and the Supplement.

         As provided in the Indenture, the Series 1999-A Health Care Notes may be redeemed, in whole or in part, at the option of the Issuer on any Payment Date, or in part, at the option of the Issuer, on any Optional Partial Redemption Date, as applicable, at the Redemption Price, subject to the conditions set forth in Section 9.1 of the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Temporary Regulation S Note may be registered on the Health Care Note Register of the Issuer, upon surrender of this Temporary Regulation S Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may require, and thereupon one or more new Health Care Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Temporary Regulation S Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Prior to the due presentment for registration of transfer of this Temporary Regulation S Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Temporary Regulation S Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Temporary Regulation S Note be overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.


         In connection with its acquisition of a Temporary Regulation S Note, each purchaser will be deemed to represent that at least one of the following statements is an accurate representation as to the source of funds to be used by it to acquire and hold the Temporary Regulation S Note: (i) if it is an insurance company, either (1) any employee benefit plans subject to Part 4, Subtitle B, Title I of Employee Retirement Security Act of 1974, as amended ("ERISA"), plans within the meaning of Section 497(e)(1) of the Code (including an individual retirement account or Keogh plan) and persons treated as using "plan assets" of such plans pursuant to the United States Department of Labor Regulation Section 2510.3-101 or other applicable law (each a "Benefit Plan") and to any participant or beneficiary of such Benefit Plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or (2) the source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and the amount of reserves and liabilities for the contract(s) held by or on behalf of each Benefit Plan that has an interest in such prospective transferee's general account as a contract holder, together with the amount of reserves and liabilities for the general account contracts held by or on behalf of any such other Benefit Plan maintained by the same employer (or an affiliate thereof) or by the same employee organization, does not exceed and, so long as such Temporary Regulation S Note, is held by such insurance company general account, will not exceed (unless no portion of such excess results from an increase in the assets allocated to such insurance company general account by such a Benefit Plan, not including the reinvestment of such insurance company general account's earnings as assets allocated to such insurance company general account by such a Benefit Plan), 10% of the total reserves and liabilities of such prospective transferee's general account plus surplus as determined pursuant to the provisions of Section I(a) of PTCE 95-60; or (ii) its acquisition and holding of the Temporary Regulation S Note, will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code; or (iii) the source does not include assets of any Benefit Plan. The purchaser shall also be deemed to agree not to sell or otherwise transfer the Temporary Regulation S Note, to any person without obtaining the same representation and warranties and the same obligations from such purchaser or other transferee.

         The Indenture permits, pursuant to the conditions therein set forth, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Health Care Notes of a Series under the Indenture at any time by the Issuer with the consent of the Holders of Health Care Notes specified in the Indenture. The Indenture also contains provisions permitting the Holders of Health Care Notes of a Series representing specified percentages of the Aggregate Outstanding Amount of the Health Care Notes of such Series, on behalf of the Holders of all the Health Care Notes of such Series, to take certain actions which may affect other Holders, including waiving compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such action, consent or waiver by the Holder of this Temporary Regulation S Note (or any one or more Predecessor Health Care Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Temporary Regulation S Note and of any Health Care Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such action, consent or waiver is made upon this Temporary Regulation S Note. The Indenture also permits the Trustee to amend certain terms and conditions set forth in the Indenture without the consent of Holders of the Health Care Notes issued thereunder.

         The Series 1999-A Health Care Notes are issuable only in registered form in denominations as provided in the Indenture and the Supplement, subject to certain limitations therein set forth.

         THIS TEMPORARY REGULATION S NOTES, THE INDENTURE, AND THE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         No reference herein to the Indenture and no provision of this Temporary Regulation S Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Temporary Regulation S Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Temporary Regulation S Note agrees that it will not, prior to the date which is 370 days after the discharge of the Indenture, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer.

                  The term "Issuer" as used in this Temporary Regulation S Note includes any successor to the Issuer under the Indenture.

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers unto __________________


               Please insert Social Security or other identifying number of assignee:
          -------------------


the within Health Care Note of Beverly Funding Corporation (the "Issuer") standing in the name(s) of the undersigned in the Health Care Note Register of the Issuer and does hereby irrevocably constitute and appoint ______________ attorney to transfer such Health Care Note in such Health Care Note Register, with full power of substitution in the premises.

Dated:
      ------------------                                  [SIGNATURE]

                                                     ---------------------------

                                                          [SIGNATURE]

                                                     ---------------------------

                                                     Notice: The signature(s) to
                                                     this assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Temporary Regulation S
                                                     Note in every particular
                                                     without alteration or any
                                                     change whatsoever. The
                                                     signature(s) must be
                                                     guaranteed by a commercial
                                                     bank or trust company
                                                     located, or having a
                                                     correspondent location, in
                                                     the City of New York or the
                                                     city in which the corporate
                                                     trust office is located, or
                                                     by a member firm of a
                                                     national securities
                                                     exchange. Notarized or
                                                     witnessed signatures are
                                                     not acceptable as
                                                     guaranteed signatures.


Signature Guarantee:

--------------------------------------------------------------------------------


Name of Institution

--------------------------------------------------------------------------------


Authorized Officer

--------------------------------------------------------------------------------

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of the Health Care Notes for Health Care Notes represented by this Temporary Regulation S Note have been made:

--------------------------------------------------------------------------------------------------------------------
                                                Change in principal    Principal amount of
Principal Amount of                             amount of this         this Temporary
this Temporary                                  Temporary Regulation   Regulation S Note      Notation made by or
Regulation S Note as                            S Note due to          following such         on behalf of the
of June __, 1999         Date exchange made     exchange               exchange               Issuer
--------------------------------------------------------------------------------------------------------------------
$0.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT B-2


                            FORM OF REGULATION S NOTE


THE PRINCIPAL OF THIS REGULATION S NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS REGULATION S NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS REGULATION S NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO REGULATION S NOTE, OR INTEREST THEREIN, MAY BE OFFERED, SOLD OR TRANSFERRED (INCLUDING BY PLEDGE OR HYPOTHECATION) UNLESS (A) THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS ARE COMPLIED WITH, OR (B) SUCH OFFER, SALE OR TRANSFER IS MADE TO A PERSON (i) THAT THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR OTHERS (WHICH OTHERS ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

NO EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), AND NO OTHER PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), WITH RESPECT TO WHICH NESBITT BURNS SECURITIES INC., OR BEVERLY FUNDING CORPORATION OR THE CHASE MANHATTAN BANK IS A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA), OR A "DISQUALIFIED PERSON" (WITHIN THE MEANING OF SECTION 4975 OF THE CODE), MAY PURCHASE THIS REGULATION S NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF THIS REGULATION S NOTE OR SUCH INTEREST BY SUCH PLAN (OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE "PLAN ASSETS" OF ANY SUCH PLAN) IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION.

SECTION 2.15 OF THE INDENTURE AND SECTION 3 OF THE SUPPLEMENT (EACH AS DEFINED BELOW) CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS REGULATION S NOTE. EACH TRANSFEREE OF THIS REGULATION S NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS REGULATION S NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY AND RESALE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS REGULATION S NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND THE SUPPLEMENT AND HEREIN.

                           BEVERLY FUNDING CORPORATION


            Floating Rate Health Care Receivables-Backed Notes, Inc.
                                  Series 1999-A

NO. ____

                                                     $
                                                      ------------------
                                                     CUSIP (CINS) NO. 087862AA6

                                                     ISIN US087862AA69
                                                     Common Code
                                                                 -------


         Beverly Funding Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.] or registered assigns, the principal sum of FIFTY MILLION ($50,000,000) DOLLARS (or such smaller amount as shall be the outstanding principal amount of this Regulation S Note shown in Schedule A hereto), payable in installments on each Payment Date in accordance with the Indenture commencing on the earliest of (x) the date determined as provided on the reverse hereof (the "Scheduled Amortization Date"), (y) the date of acceleration of this Regulation S Notes following the occurrence of an Event of Default and (z) the commencement of the Amortization Period, and ending on or before the Payment Date in March 2005 (the "Final Maturity Date"). The Issuer also promises to pay interest on each Payment Date at the rate per annum specified in the Supplement and the Indenture. Interest on the unpaid principal amount on this Regulation S Note will accrue for each Interest Accrual Period (which initial Interest Accrual Period will commence on June 30, 1999). Such principal of and interest on this Regulation S Note shall be paid in the manner specified on the reverse hereof

         The principal of and interest on this Regulation S Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Regulation S Note shall be made by the Issuer with respect to this Regulation S Note shall be applied in the manner set forth in the Indenture referred to on the reverse hereof.

         Reference is made to the further provisions of this Regulation S Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Regulation S Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Regulation S Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer.

Dated:                                   BEVERLY FUNDING CORPORATION
      -----------

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



         This is one of the Health Care Notes referred to in the within mentioned Indenture.

THE CHASE MANHATTAN BANK,
   as Trustee



By:
   ----------------------------
      Authorized Signatory

         This Regulation S Note is one of a duly authorized issue of Health Care Notes of the Issuer, designated as its Floating Rate Health Care Receivables-Backed Notes, Series 1999-A (herein called the "Health Care Notes"), issued and to be issued in one or more Series, and this Regulation S Note is one of the Health Care Notes designated as the Issuer's Series 1999-A Health Care Notes (herein called the "Series 1999-A Health Care Notes"), all issued and to be issued under the First Amendment and Restatement dated as of June 1, 1999 to the Indenture dated as of December 1, 1994 and a Series Supplement (the "Supplement") thereto with respect to the Series 1999-A Health Care Notes dated as of June 1, 1999 (such Indenture, as supplemented by the Supplement, and as may be further supplemented or amended from time to time, is herein called the "Indenture"), both between the Issuer and The Chase Manhattan Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Health Care Notes. All terms used in this Regulation S Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between this Regulation S Note and the Indenture, the Indenture shall control.

         THE SERIES 1999-A HEALTH CARE NOTES AND ANY OTHER SERIES OF HEALTH CARE NOTES ISSUED BY THE ISSUER ARE AND WILL BE EQUALLY AND RATABLY SECURED BY THE COLLATERAL PLEDGED AS SECURITY THEREFOR AS PROVIDED IN THE INDENTURE, AND THE SERIES 1999-A HEALTH CARE NOTES WILL RANK PARI PASSU WITH ANY OTHER SERIES OF HEALTH CARE NOTES ISSUED UNDER THE INDENTURE BY THE ISSUER OR TO BE ISSUED THEREUNDER.

         The principal of this Regulation S Note shall be payable no later than the Final Maturity Date. Principal may be payable in whole earlier either because (x) an Event of Default shall have occurred and be continuing and the Health Care Notes have been accelerated in accordance with Section 5.2 of the Indenture, or (y) the Issuer shall have called for the redemption in full of the Series 1999-A Health Care Notes pursuant to Section 9.1 of the Indenture. In addition, payments of principal on this Regulation S Note may be made in whole or in part (x) on each Payment Date beginning with the Payment Date in June 2004 (the "Scheduled Amortization Date"), (y) on any Optional Partial Redemption Date if an Optional Partial Redemption has been elected by the Issuer to be made pursuant to Section 9.1 of the Indenture or (z) on any Payment Date following the occurrence of an Amortization Event under the Sale and Servicing Agreement, until paid in full or required to be paid in full upon the Final Maturity Date. All principal payments on the Health Care Notes shall be made pro rata to the Health Care Noteholders entitled thereto.

         Payments of interest on this Regulation S Note are due and payable on each Payment Date, together with any installment of principal, to the extent not in full payment of this Regulation S Note, required to be made on such Payment Date, and shall be made by check mailed to the Person whose name appears as the registered Holder of this

Regulation S Note (or one or more Predecessor Health Care Notes) on the Health Care Note Register as of the close of business on the last day of the month preceding the Payment Date (the "Record Date"), except that with respect to Health Care Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.) or in the name of a Holder of at least $5,000,000 in initial principal amount of Health Care Notes of any Series, payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Holder in writing in form satisfactory to the Trustee at least five (5) Business Days prior to such Payment Date. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Health Care Note Register as of the applicable Record Date without requiring that this Regulation S Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Regulation S Note (or any one or more Predecessor Health Care Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Regulation S Note and of any Health Care Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount and all other amounts owing in respect of this Regulation S Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than ten days prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Regulation S Note at the Trustee's principal corporate trust office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

         To the extent allowable by law, any payments (including interest) due hereunder which are not paid when due (whether by acceleration or otherwise, and irrespective of any grace period applicable thereto) shall bear interest at a default rate of interest equal to 2% in excess of the Series Note Interest Rate or Series Alternate Note Interest Rate, as applicable, which default rate shall remain in effect until such payments and any interest accrued thereon have been paid in full. In addition, under certain circumstances, the holders of the Health Care Notes will be entitled to payment of certain Series Special Obligations and other amounts pursuant to the Indenture and the Supplement.

         As provided in the Indenture, the Series 1999-A Health Care Notes may be redeemed, in whole or in part, at the option of the Issuer on any Payment Date, or in part, at the option of the Issuer, on any Optional Partial Redemption Date, as applicable, at the Redemption Price, subject to the conditions set forth in Section 9.1 of the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Regulation S Note may be registered on the Health Care Note Register of the Issuer, upon surrender of this Regulation S Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may require, and thereupon one or more new Health Care Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Regulation S Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Prior to the due presentment for registration of transfer of this Regulation S Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Regulation S Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Regulation S Note be overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

         In connection with its acquisition of a Regulation S Note, each purchaser will be deemed to represent that at least one of the following statements is an accurate representation as to the source of funds to be used by it to acquire and hold the Regulation S Note: (i) if it is an insurance company, either (1) any employee benefit plans subject to Part 4, Subtitle B, Title I of Employee Retirement Security Act of 1974, as amended ("ERISA"), plans within the meaning of Section 497(e)(1) of the Code (including an individual retirement account or Keogh plan) and persons treated as using "plan assets" of such plans pursuant to the United States Department of Labor Regulation Section 2510.3-101 or other applicable law (each a "Benefit Plan") and to any participant or beneficiary of such Benefit Plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or (2) the source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and the amount of reserves and liabilities for the contract(s) held by or on behalf of each Benefit Plan that has an interest in such prospective transferee's general account as a contract holder, together with the amount of reserves and liabilities for the general account contracts held by or on behalf of any such other Benefit Plan maintained by the same employer (or an affiliate thereof) or by the same employee organization, does not exceed and, so long as such Regulation S Note, is held by such insurance company general account, will not exceed (unless no portion of such excess results from an increase in the assets allocated to such insurance company general account by such a Benefit Plan, not including the reinvestment of such insurance company general account's earnings as assets allocated to such insurance company general account by such a Benefit
Plan), 10% of the total reserves and liabilities of such prospective transferee's general account plus surplus as determined pursuant to the provisions of Section I(a) of PTCE 95-60; or (ii) its acquisition and holding of the Regulation S Note, will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or

Section 4975 of the Code; or (iii) the source does not include assets of any Benefit Plan. The purchaser shall also be deemed to agree not to sell or otherwise transfer the Regulation S Note, to any person without obtaining the same representation and warranties and the same obligations from such purchaser or other transferee.

         The Indenture permits, pursuant to the conditions therein set forth, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Health Care Notes of a Series under the Indenture at any time by the Issuer with the consent of the Holders of Health Care Notes specified in the Indenture. The Indenture also contains provisions permitting the Holders of Health Care Notes of a Series representing specified percentages of the Aggregate Outstanding Amount of the Health Care Notes of such Series, on behalf of the Holders of all the Health Care Notes of such Series, to take certain actions which may affect other Holders, including waiving compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such action, consent or waiver by the Holder of this Regulation S Note (or any one or more Predecessor Health Care Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Regulation S Note and of any Health Care Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such action, consent or waiver is made upon this Regulation S Note. The Indenture also permits the Trustee to amend certain terms and conditions set forth in the Indenture without the consent of Holders of the Health Care Notes issued thereunder.

         The Series 1999-A Health Care Notes are issuable only in registered form in denominations as provided in the Indenture and the Supplement, subject to certain limitations therein set forth.

         THIS REGULATION S NOTE, THE INDENTURE, AND THE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         No reference herein to the Indenture and no provision of this Regulation S Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Regulation S Note at the times, place, and rate, and in the coin or currency herein prescribed.

         The Holder of this Regulation S Note agrees that it will not, prior to the date which is 370 days after the discharge of the Indenture, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer.

         The Health Care Notes represented by this Regulation S Note were originally represented by a Temporary Regulation S Note.

         Interests in this Regulation S Note will be transferred in accordance with the rules and procedures in effect at the time of transfer of the Depositary Trust Company, Euroclear or Cedel, as applicable. For purposes of this Regulation S Note, the securities account records of the Depositary Trust Company, Euroclear or Cedel, as applicable, shall, in the absence of manifest error, be conclusive evidence of the identity of the Noteholders and of the principal amount of the Health Care Notes represented by this Regulation S Note credited to the securities accounts of such Noteholders. Any statement issued by the Depositary Trust Company, Euroclear or Cedel, as applicable, to any Noteholder relating to a specified Health Care Note or Health Care Notes credited to the securities account of such Noteholder and stating the principal amount of such Health care Note or Health Care Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of the Depositary Trust Company, Euroclear or Cedel, as applicable, for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence).

         Interests in this Regulation S Note are exchangeable or transferable in whole or in part for interests in a U.S. Note, in each case of the same class, only if such exchange or transfer complies with the Indenture and the Supplement.

         Under certain conditions set forth in the Indenture, interests in this Regulation S Note are exchangeable in whole or in part for duly executed and issued Definitive Notes.

         The term "Issuer" as used in this Regulation S Note includes any successor to the Issuer under the Indenture.

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers unto ____________________

               Please insert Social Security or other identifying number of assignee:
         -----------------

the within Health Care Note of Beverly Funding Corporation (the "Issuer") standing in the name(s) of the undersigned in the Health Care Note Register of the Issuer and does hereby irrevocably constitute and appoint ______________ attorney to transfer such Health Care Note in such Health Care Note Register, with full power of substitution in the premises.

Dated:
      ---------------                                     [SIGNATURE]

                                                     ---------------------------


                                                          [SIGNATURE]

                                                     ---------------------------

                                                     Notice: The signature(s) to
                                                     this assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Regulation S Note in
                                                     every particular without
                                                     alteration or any change
                                                     whatsoever. The
                                                     signature(s) must be
                                                     guaranteed by a commercial
                                                     bank or trust company
                                                     located, or having a
                                                     correspondent location, in
                                                     the City of New York or the
                                                     city in which the corporate
                                                     trust office is located, or
                                                     by a member firm of a
                                                     national securities
                                                     exchange. Notarized or
                                                     witnessed signatures are
                                                     not acceptable as
                                                     guaranteed signatures.

Signature Guarantee:

--------------------------------------------------------------------------------


Name of Institution

--------------------------------------------------------------------------------


Authorized Officer

--------------------------------------------------------------------------------

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of the Health Care Notes for Health Care Notes represented by this Regulation S Note have been made:

----------------------------------------------------------------------------------------------------------------------
Principal Amount of                             Change in principal    Principal amount of
this Regulation S                               amount of this         this Regulation S      Notation made by or
Note as of June __,                             Regulation S Note      Note following such    on behalf of the
1999                     Date exchange made     due to exchange        exchange               Issuer
----------------------------------------------------------------------------------------------------------------------
$0.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C



                   FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

[TRUSTEE OR TRANSFER AGENT]
[ADDRESS]

[EUROCLEAR][CEDEL S.A.]
[ADDRESS]

                  Re:      BEVERLY FUNDING CORPORATION
                           $[_____________]

         Reference is hereby made to the Series Supplement dated as of June 1, 1999] (the "Supplement") by and between BEVERLY FUNDING CORPORATION (the "Issuer") and THE CHASE MANHATTAN BANK (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Supplement.

         This is to certify that as of the date hereof, and except as set forth below, the above-captioned Health Care Notes held by you for our account are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Health Care Notes in transactions which did not require registration under the Securities Act of 1933, as amended (the "Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Act.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Health Care Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certification excepts and does not relate to $__________ of such interest in the above Health Care Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of a Regulation S Note (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

         We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to matters covered hereby.

Date:         ,
      ----- --  ----

By:
         ------------------------------------------
         As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates.

                                   EXHIBIT D-1


                          FORM OF TRANSFER CERTIFICATE
              FOR EXCHANGE OR TRANSFER FROM U.S. NOTE TO TEMPORARY
                               REGULATION S NOTE



[INDENTURE TRUSTEE OR TRANSFER AGENT]
[ADDRESS]

                  Re:      BEVERLY FUNDING CORPORATION
                           $[_____________]

         Reference is hereby made to the Series Supplement dated as of June 1, 1999 (the "Supplement") by and between BEVERLY FUNDING CORPORATION (the "Issuer") and THE CHASE MANHATTAN BANK (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Supplement.

         This letter relates to $___________ principal amount of Health Care Notes represented by a beneficial interest in the U.S. Note (CUSIP No. [ ]) held with DTC by or on behalf of [transferor] as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Temporary Regulation S Note (CUSIP (CINS) No. [ ]) to be held with Euroclear or Cedel (ISIN Code [US ]) (Common Code [ ]) through DTC.

In connection with such request and in respect of such Health Care Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Supplement and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and accordingly the Transferor does hereby certify that:

         (1) the offer of the Health Care Notes was not made to a person in the United States;

         (2)(A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

            (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with DTC through Euroclear or Cedel or both (Common Code [ ])(ISIN Code [ ]).

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to matters covered hereby.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the dealers.

                                           [INSERT NAME OF TRANSFEROR]


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


Dated:         ,
       ----- --  ----

                                                                     EXHIBIT D-2

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                 OR EXCHANGE FROM U.S. NOTE TO REGULATION S NOTE



[INDENTURE TRUSTEE OR TRANSFER AGENT]
[ADDRESS]

                           Re:      BEVERLY FUNDING CORPORATION
                                    $[_____________]

         Reference is hereby made to the Series Supplement dated as of June 1, 1999 (the "Supplement") by and between BEVERLY FUNDING CORPORATION (the "Issuer") and THE CHASE MANHATTAN BANK (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Supplement.

         This letter relates to $___________ principal amount of Health Care Notes represented by a beneficial interest in the U.S. Note (CUSIP No. [ ]) held with DTC by or on behalf of transferor as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its interest for an interest in the Regulation S Note (CUSIP CINS No.[ ]).

         In connection with such request and in respect of such Health Care Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Supplement and (i) that, with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended:

         (1) the offer of the Health Care Notes was not made to a person in the United States;

         (2)(A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

            (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933.

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to matters covered hereby.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the dealers.



                                       [INSERT NAME OF TRANSFEROR]




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Dated:         ,
       ----- --  ----

                                   EXHIBIT D-3

                  FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                         EXCHANGE FROM REGULATION S NOTE
                                  TO U.S. NOTE



[INDENTURE TRUSTEE OR TRANSFER AGENT]
[ADDRESS]

              Re:    BEVERLY FUNDING CORPORATION
                     $[____________]

         Reference is hereby made to the Series Supplement dated as of June 1, 1999 (the "Supplement") by and between BEVERLY FUNDING CORPORATION (the "Issuer") and THE CHASE MANHATTAN BANK (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Supplement.

         This letter relates to $____________ principal amount of Health Care Notes which are held in the form of the Regulation S Notes (CUSIP CINS No. [ ]) with [DTC][EUROCLEAR][CEDEL] (ISIN Code [ ]) (Common Code [ ]) through DTC by or on behalf of transferor as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its interest in the Regulation S Notes for an interest in the U.S. Note (CUSIP No. [ ]).

         In connection with such request, and in respect of such Health Care Notes, the Transferor does hereby certify that such Health Care Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act") to a transferee that the Transferor reasonably believes is purchasing such Health Care Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to matters covered hereby.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the dealers of the Health Care Notes.


                                         [INSERT NAME OF TRANSFEROR]




                                         By:
                                             -----------------------------------
                                             Name:

                                             Title:

Dated:         ,
       ----- --  ----

                                    EXHIBIT E

                       FORM OF CLEARING SYSTEM CERTIFICATE


[INDENTURE TRUSTEE OR TRANSFER AGENT]
[ADDRESS]

              Re:    BEVERLY FUNDING CORPORATION
                     $[____________]

         Reference is hereby made to the Series Supplement dated as of June 1, 1999 (the "Supplement") by and between BEVERLY FUNDING CORPORATION (the "Issuer") and THE CHASE MANHATTAN BANK (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Supplement.

         This is to certify with respect to the principal amount of Health Care Notes set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth above ("Member Organizations"), certifications with respect to such portion substantially to the effect set forth in accordance with the terms of the Supplement.

         We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Notes excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

         We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:         ,
       ----- --  ----
                                   Yours faithfully,

                                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   BRUSSELS OFFICE, AS OPERATOR OF THE EUROCLEAR SYSTEM]

                                                  or

                                   [CEDEL S.A.]



                                   By
                                      ------------------------------------------